                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints  Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact  and agents,  with full power of substitution and  resubstitution, for him and in his  capacity  as Trustee or Director of  Centennial  California  Tax
Exempt Trust and Centennial New York Tax Exempt Trust (the "Funds"),  to sign on his behalf any and all Registration Statements (including any post-effective  amendments to  Registration  Statements)  under  the  Securities  Act of 1933,  the  Investment
Company Act of 1940 and any amendments and supplements  thereto, and other documents in  connection  thereunder,  and to file the same,  with all exhibits  thereto,  and
other  documents  in  connection   therewith,   with  the  Securities  and  Exchange
Commission,  granting unto said attorneys-in-fact and agents, and each of them, full power and  authority  to do and perform each and every act and thing  requisite  and necessary  to be done in and  about the  premises,  as fully as to all  intents  and purposes as he might or could do in person,  hereby  ratifying  and  confirming  all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 23rd day of February, 2001.

/s/ William L. Armstrong
-------------------------
William L. Armstrong

ProSAI/POADenBd\POA-Armstrong_180_780.doc

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints  Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact  and agents,  with full power of substitution and  resubstitution, for him and in his  capacity  as  Trustee or  Director  of  Centennial  New York Tax
Exempt  Trust  (the  "Fund"),  to  sign  on his  behalf  any  and  all  Registration
Statements  (including any  post-effective  amendments to  Registration  Statements)
under  the  Securities  Act of  1933,  the  Investment  Company  Act of 1940 and any
amendments and supplements  thereto,  and other documents in connection  thereunder, and to file the same, with all exhibits  thereto,  and other documents in connection
therewith,  with  the  Securities  and  Exchange  Commission,   granting  unto  said
attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform  each and every  act and thing  requisite  and  necessary  to be done in and about the premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and  confirming  all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 23rd day of February, 2001.

/s/ George C. Bowen
--------------------
George C. Bowen

ProSAI/POADenBd \POA-Bowen_780.doc

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints  Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact  and agents,  with full power of substitution and  resubstitution, for him and in his  capacity  as Trustee or Director of  Centennial  California  Tax
Exempt Trust and Centennial New York Tax Exempt Trust (the "Funds"),  to sign on his behalf any and all Registration Statements (including any post-effective  amendments to  Registration  Statements)  under  the  Securities  Act of 1933,  the  Investment
Company Act of 1940 and any amendments and supplements  thereto, and other documents in  connection  thereunder,  and to file the same,  with all exhibits  thereto,  and
other  documents  in  connection   therewith,   with  the  Securities  and  Exchange
Commission,  granting unto said attorneys-in-fact and agents, and each of them, full power and  authority  to do and perform each and every act and thing  requisite  and necessary  to be done in and  about the  premises,  as fully as to all  intents  and purposes as he might or could do in person,  hereby  ratifying  and  confirming  all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 23rd day of February, 2001.

_/s/Edward L. Cameron
---------------------
Edward L. Cameron

ProSAI/POADenBd \POA-Cameron_180_780.doc

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints  Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact  and agents,  with full power of substitution and  resubstitution, for him and in his capacity as Trustee of Centennial  New York Tax Exempt Trust (the
"Fund"),  to sign on his behalf any and all Registration  Statements  (including any post-effective  amendments to Registration  Statements)  under the Securities Act of
1933,  the  Investment  Company  Act of 1940  and  any  amendments  and  supplements thereto,  and other documents in connection  thereunder,  and to file the same, with all  exhibits  thereto,  and  other  documents  in  connection  therewith,  with the
Securities  and  Exchange  Commission,  granting  unto  said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all  intents  and  purposes  as he might or could do in  person,  hereby ratifying and confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of April, 2001.

_/s/ Richard F. Grabish___
---------------------------
Richard F. Grabish

POA-Grabish_780.doc

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints  Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact  and agents,  with full power of substitution and  resubstitution, for him and in his  capacity  as Trustee or Director of  Centennial  California  Tax
Exempt Trust and Centennial New York Tax Exempt Trust (the "Funds"),  to sign on his behalf any and all Registration Statements (including any post-effective  amendments to  Registration  Statements)  under  the  Securities  Act of 1933,  the  Investment
Company Act of 1940 and any amendments and supplements  thereto, and other documents in  connection  thereunder,  and to file the same,  with all exhibits  thereto,  and
other  documents  in  connection   therewith,   with  the  Securities  and  Exchange
Commission,  granting unto said attorneys-in-fact and agents, and each of them, full power and  authority  to do and perform each and every act and thing  requisite  and necessary  to be done in and  about the  premises,  as fully as to all  intents  and purposes as he might or could do in person,  hereby  ratifying  and  confirming  all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 23rd day of February, 2001.

/s/ F. William Marshall, Jr.
-----------------------------
F. William Marshall, Jr.

ProSAI/POADenBd \POA-Marshall_180_780.doc